Exhibit 99.1

Torchmark Corporation

Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 31, 2010, Torchmark, through its wholly-owned subsidiary, Liberty National, completed the disposition of United Investors, a wholly-owned subsidiary of Liberty National. Consideration for the sale included cash proceeds of $337 million, net of transactions costs, as well as $21 million of post-closing adjustments.

The accompanying unaudited pro forma financial information reflects the impact of the disposition of United Investors on Torchmark’s financial position and operating results. The Unaudited Condensed Pro Forma Balance Sheet as of September 30, 2010 is based on the historical Balance Sheet of Torchmark as of September 30, 2010, adjusted to reflect the impact of the disposition of United Investors’ operations as if it had occurred on September 30, 2010. The Unaudited Condensed Pro Forma Statements of Operations for the nine months ended September 30, 2010 and each of the fiscal years ended December 31, 2009, 2008, and 2007 are based on the historical Statements of Operations of Torchmark for such periods after giving effect to the United Investors’ disposition as if it had occurred on January 1, 2007. The unaudited pro forma financial information should be read in conjunction with Torchmark’s consolidated financial statements and notes thereto contained in Torchmark’s 2009 Annual Report on Form 10-K filed on February 26, 2010, and Torchmark’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2010, filed on November 8, 2010.

The unaudited pro forma condensed consolidated financial statements have been prepared by management. They are provided for illustrative purposes only and are not necessarily indicative of the results of operations that might have occurred had the transaction been completed on the respective dates presented, nor are they necessarily indicative of Torchmark’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial statements reflect estimates and assumptions that Torchmark’s management believes to be reasonable.

Torchmark Corporation

Unaudited Pro-forma Condensed Balance Sheet

As of September 30, 2010

(Amounts in Thousands)

	Torchmark As Reported	United Investors	Pro Forma Adjustments		Torchmark Pro Forma
Assets:
Fixed maturities	$10,965,135				$10,965,135
Other invested assets	550,655				550,655
Cash	30,264		$336,890	(a)	367,154
Deferred acquisition costs and value of insurance purchased	3,355,958				3,355,958
Other assets	1,168,610				1,168,610
Assets of subsidiary held for sale	1,645,845	$(1,645,845)			0

Total assets	$17,716,467	$(1,645,845)	$336,890		$16,407,512

Liability and Shareholders' Equity:
Liabilities:
Future policy benefits	$9,031,866				$9,031,866
Other policy liabilites	387,927				387,927
Current and deferred income taxes payable	1,340,590		$(3,025	)(b)	1,337,565
Other liabilities	1,413,545				1,413,545
Liabilities of subsidiary held for sale	1,274,845	$(1,274,845)			0

Total liabilities	13,448,773	(1,274,845)	(3,025)		12,170,903

Total shareholders' equity	4,267,694	(371,000)	339,915		4,236,609

Total liabilities & shareholders' equity	$17,716,467	$(1,645,845)	$336,890		$16,407,512

Torchmark Corporation

Unaudited Pro-forma Condensed Statement of Operations

For the Nine Months Ended September 30, 2010

(Amounts in Thousands Except Per Share Data)

	Torchmark As Reported	United Investors(e)	Pro Forma Adjustments		Torchmark Pro Forma
Revenue:
Life premium	$1,248,315				$1,248,315
Health premium	749,583				749,583
Other premium	442				442

Total premium	1,998,340				1,998,340
Net investment income	510,060		18,118	(c)	528,178
Other income	12,061				12,061

Total revenue	2,520,461		18,118		2,538,579

Benefits and expenses:
Life policyholder benefits	809,109				809,109
Health policyholder benefits	516,873				516,873
Other policyholder benefits	30,643				30,643

Total policyholder benefits	1,356,625				1,356,625
Amortization of deferred acquisition costs	318,498				318,498
Commissions and premium taxes	94,592				94,592
Other operating expense	131,120				131,120
Interest expense	56,539				56,539

Total benefits and expenses	1,957,374				1,957,374

Income before income taxes	563,087		18,118		581,205
Income taxes	(189,749)		(6,341	)(d)	(196,090)

Net Income	$373,338	$0	$11,777		$385,115

Basic net income per share	$4.56				$4.70

Diluted net income per share	$4.52				$4.67

Basic Shares	81,872				81,872

Diluted Shares	82,500				82,500

Torchmark Corporation

Unaudited Pro-forma Condensed Statement of Operations

For the Year Ended December 31, 2009

(Amounts in Thousands Except Per Share Data)

	Torchmark As Reported	United Investors	Pro Forma Adjustments		Torchmark Pro Forma
Revenue:
Life premium	$1,659,770	$(67,917)			$1,591,853
Health premium	1,017,711				1,017,711
Other premium	9,718	(9,177)			541

Total premium	2,687,199	(77,094)			2,610,105
Net investment income	674,915	(42,375)	25,229	(c)	657,769
Realized investment losses	(141,659)	12,167			(129,492)
Other income	1,942	(22)			1,920

Total revenue	3,222,397	(107,324)	25,229		3,140,302

Benefits and expenses:
Life policyholder benefits	1,094,533	(54,285)			1,040,248
Health policyholder benefits	677,319				677,319
Other policyholder benefits	40,948	(5,186)			35,762

Total policyholder benefits	1,812,800	(59,471)			1,753,329
Amortization of deferred acquisition costs	429,253	(13,267)			415,986
Commissions and premium taxes	131,130	(2,510)			128,620
Other operating expense	174,089	(3,959)			170,130
Interest expense	69,932				69,932

Total benefits and expenses	2,617,204	(79,207)			2,537,997

Income before income taxes	605,193	(28,117)	25,229		602,305
Income taxes	(200,240)	9,216	(8,830	)(d)	(199,854)

Net Income	$404,953	$(18,901)	$16,399		$402,451

Basic net income per share	$4.88				$4.85

Diluted net income per share	$4.88				$4.85

Basic Shares	83,034				83,034

Diluted Shares	83,034				83,034

Torchmark Corporation

Unaudited Pro-forma Condensed Statement of Operations

For the Year Ended December 31, 2008

(Amounts in Thousands Except Per Share Data)

	Torchmark As Reported	United Investors	Pro Forma Adjustments		Torchmark Pro Forma
Revenue:
Life premium	$1,616,804	$(72,585)			$1,544,219
Health premium	1,127,059				1,127,059
Other premium	14,393	(13,771)			622

Total premium	2,758,256	(86,356)			2,671,900
Net investment income	671,495	(44,289)	27,023	(c)	654,229
Realized investment losses	(107,504)	(37)			(107,541)
Other income	4,671				4,671

Total revenue	3,326,918	(130,682)	27,023		3,223,259

Benefits and expenses:
Life policyholder benefits	1,073,920	(58,426)			1,015,494
Health policyholder benefits	759,588				759,588
Other policyholder benefits	39,407	(11,949)			27,458

Total policyholder benefits	1,872,915	(70,375)			1,802,540
Amortization of deferred acquisition costs	398,324	(19,936)			378,388
Commissions and premium taxes	145,981	(4,395)			141,586
Other operating expense	185,212	(3,119)			182,093
Interest expense	63,229				63,229

Total benefits and expenses	2,665,661	(97,825)			2,567,836

Income before income taxes	661,257	(32,857)	27,023		655,423
Income taxes	(208,998)	10,298	(9,458	)(d)	(208,158)

Net Income	$452,259	$(22,559)	$17,565		$447,265

Basic net income per share	$5.14				$5.08

Diluted net income per share	$5.11				$5.05

Basic Shares	88,053				88,053

Diluted Shares	88,516				88,516

Torchmark Corporation

Unaudited Pro-forma Condensed Statement of Operations

For the Year Ended December 31, 2007

(Amounts in Thousands Except Per Share Data)

	Torchmark As Reported	United Investors	Pro Forma Adjustments		Torchmark Pro Forma
Revenue:
Life premium	$1,569,964	$(74,601)			$1,495,363
Health premium	1,236,797				1,236,797
Other premium	20,470	(19,868)			602

Total premium	2,827,231	(94,469)			2,732,762
Net investment income	648,826	(46,851)	24,338	(c)	626,313
Other income	10,640	(860)			9,780

Total revenue	3,486,697	(142,180)	24,338		3,368,855

Benefits and expenses:
Life policyholder benefits	1,039,278	(53,047)			986,231
Health policyholder benefits	835,101				835,101
Other policyholder benefits	28,049	(5,830)			22,219

Total policyholder benefits	1,902,428	(58,877)			1,843,551
Amortization of deferred acquisition costs	391,011	(18,889)			372,122
Commissions and premium taxes	155,483	(3,086)			152,397
Other operating expense	173,406	(4,479)			168,927
Interest expense	67,564				67,564

Total benefits and expenses	2,689,892	(85,331)			2,604,561

Income before income taxes	796,805	(56,849)	24,338		764,294
Income taxes	(269,270)	18,551	(8,518	)(d)	(259,237)

Net Income	$527,535	$(38,298)	$15,820		$505,057

Basic net income per share	$5.59				$5.35

Diluted net income per share	$5.50				$5.27

Basic Shares	94,317				94,317

Diluted Shares	95,846				95,846

Torchmark Corporation

Notes to Unaudited Pro-forma Condensed Financial Statements

(Amounts in Thousands)

(a)	To adjust for the proceeds and related costs associated with the sale of United Investors.

(b)	To adjust for the income tax effects related to the sale.

(c)	To adjust for investment income earned from the proceeds of the sale, determined as the consideration from the sale as if invested as of January 1, 2007 , and computed at Torchmark's new money rate. Interest then was applied to each successive period accordingly, compounded after tax.

(d)	To adjust for the income tax effects related to the investment income earned at the marginal tax rate of 35%.

(e)	The United Investors balances were presented in discontinued operations in the September 30, 2010 Form 10-Q. Therefore, there are no United Investors adjustments.